                                                                    Exhibit 99.1

                           COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)       SERIES 2005-SL2
--------------------------------------------------------------------------------

                               ABS New Transaction


                             Computational Materials

                          $[445,117,000] (approximate)
                     Merrill Lynch Mortgage Investors, Inc.
                    Mortgage Loan Asset-Backed Certificates,
                                 Series 2005-SL2



                       Merrill Lynch Mortgage Capital Inc.
                                     Seller

                     Merrill Lynch Mortgage Investors, Inc.
                                    Depositor

            Wilshire Credit Corporation and PHH Mortgage Corporation
                                    Servicers

                                Deutsche Bank, NA
                                     Trustee




                                 June [13], 2005




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)       SERIES 2005-SL2
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Winchester Capital - HEL / Resi B&C - Stratification Tables             (WINCHESTER CAPITAL LOGO)

1. FICO
2. LTV
3. DTI
4. Occupancy Type
5. WAC
6. IO Type
7. Loan Documentation Type
8. Others
9. Credit Grades
10. Top 10 Cities

1. FICO                                                                                   PERCENTAGE OF AGGREGATE COLLATERAL

                                                                                                        FICO
                                                                                   -----------------------------------------------

FICO                   Loan    $ Avge Loan  % of      Agg $ Balance       WAC      520 and   521-540   541-560   561-580   581 and
                       Count      Amount    Pool                                    below                                   above
------------           ------  -----------  -----    --------------     --------   -------   -------   -------   -------   -------

581 & Above            11,464    41,121.72   99.66   471,419,444.25     10.16171     0.00%     0.00%     0.00%     0.00%    99.66%
561 - 580                  18    31,464.31    0.12       566,357.65     11.39628     0.00%     0.00%     0.00%     0.12%     0.00%
541 - 560                  10    27,432.73    0.06       274,327.25     11.43837     0.00%     0.00%     0.06%     0.00%     0.00%
521 - 540                   5    24,900.31    0.03       124,501.53     11.25825     0.00%     0.03%     0.00%     0.00%     0.00%
520 & Below                20    32,207.88    0.14       644,157.57      9.78798     0.14%     0.00%     0.00%     0.00%     0.00%
TOTAL:                 11,517    41,072.22  100.00   473,028,788.25     10.16370     0.14%     0.03%     0.06%     0.12%    99.66%

2. LTV                                                                                    PERCENTAGE OF AGGREGATE COLLATERAL
                                                                                   -----------------------------------------------
                                                                                                        FICO
                                                                                   -----------------------------------------------
LTV                    Loan    $ Avge Loan  % of      Agg $ Balance       WAC      520 and   521-540   541-560   561-580   581 and
                       Count      Amount    Pool                                    below                                   above
--------------         ------  -----------  -----    --------------     --------   -------   -------   -------   -------   -------
80.00 & Below             163    50,560.17    1.74     8,241,308.49      8.45634     0.01%     0.02%     0.04%     0.00%     1.68%
80.01 - 85.00              37    48,423.06    0.38     1,791,653.24      9.69104     0.00%     0.00%     0.00%     0.00%     0.38%
85.01 - 90.00             187    40,192.00    1.59     7,515,904.20      9.84767     0.00%     0.01%     0.00%     0.00%     1.58%
90.01 - 95.00             823    25,561.54    4.45    21,037,150.76     10.43360     0.00%     0.00%     0.01%     0.01%     4.43%
95.01 - 100.00         10,307    42,150.26   91.84   434,442,771.56     10.19044     0.13%     0.00%     0.01%     0.11%    91.60%
TOTAL:                 11,517    41,072.22  100.00   473,028,788.25     10.16370     0.14%     0.03%     0.06%     0.12%    99.66%

3. DTI                                                                                    PERCENTAGE OF AGGREGATE COLLATERAL
                                                                                   -----------------------------------------------
                                                                                                        FICO
                                                                                   -----------------------------------------------

DTI                    Loan    $ Avge Loan  % of      Agg $ Balance       WAC      520 and   521-540   541-560   561-580   581 and
                       Count      Amount    Pool                                    below                                   above
----------------       ------  -----------  -----    --------------     --------   -------   -------   -------   -------   -------
<= 39.999               4,165    36,690.68   32.31   152,816,661.69     10.12517     0.07%     0.01%     0.02%     0.06%    32.15%
40.000 - 44.999         2,981    43,066.46   27.14   128,381,123.71     10.18942     0.03%     0.00%     0.01%     0.04%    27.06%
45.000 - 49.999         3,770    43,337.20   34.54   163,381,251.57     10.22281     0.03%     0.00%     0.02%     0.01%    34.47%
50.000 - 54.999           554    45,575.72    5.34    25,248,950.14      9.99287     0.01%     0.01%     0.02%     0.01%     5.29%
55.000 >=                  47    68,102.15    0.68     3,200,801.14      9.30259     0.00%     0.00%     0.00%     0.00%     0.68%
TOTAL:                 11,517    41,072.22  100.00   473,028,788.25     10.16370     0.14%     0.03%     0.06%     0.12%    99.66%

4. OCCUPANCY TYPE                                                                         PERCENTAGE OF AGGREGATE COLLATERAL
                                                                                   -----------------------------------------------
                                                                                                        FICO
                                                                                   -----------------------------------------------
OCCUPANCY TYPE         Loan    $ Avge Loan  % of      Agg $ Balance       WAC      520 and   521-540   541-560   561-580   581 and
                       Count      Amount    Pool                                    below                                   above
-------------------    ------  -----------  -----    --------------     --------   -------   -------   -------   -------   -------
Primary Residence      11,264    41,540.18  98.92    467,908,609.72     10.16579     0.14%     0.03%     0.05%     0.12%    98.58%
Investment Property       235    20,443.82   1.02      4,804,298.26      9.95787     0.00%     0.00%     0.01%     0.00%     1.01%
Second Home                18    17,548.90   0.07        315,880.27     10.19902     0.00%     0.00%     0.00%     0.00%     0.07%

5. WAC                                                                                    PERCENTAGE OF AGGREGATE COLLATERAL
                                                                                   -----------------------------------------------
                                                                                                        FICO
                                                                                   -----------------------------------------------

WAC                    Loan    $ Avge Loan  % of      Agg $ Balance       WAC      520 and   521-540   541-560   561-580   581 and
                       Count      Amount    Pool                                    below                                   above
-----------------      ------  -----------  -----    --------------     --------   -------   -------   -------   -------   -------
<= 6.999                  24     32,277.99   0.16        774,671.81      6.41985     0.00%     0.00%     0.00%     0.00%      0.16%
7.000 - 7.999            112     51,537.80   1.22      5,772,233.35      7.57443     0.00%     0.00%     0.00%     0.00%      1.22%
8.000 - 8.999          1,789     47,444.47  17.94     84,878,149.79      8.76025     0.04%     0.00%     0.00%     0.00%     17.90%
9.000 - 9.999          2,827     48,324.54  28.88    136,613,464.84      9.63480     0.05%     0.01%     0.00%     0.01%     28.81%
10.000 - 10.999        3,799     39,005.09  31.33    148,180,321.60     10.54541     0.01%     0.00%     0.00%     0.06%     31.25%
11.000 >=              2,966     32,639.90  20.47     96,809,946.86     11.74064     0.04%     0.02%     0.05%     0.05%     20.31%



1. FICO
                                                         PERCENTAGE OF AGGREGATE COLLATERAL
                      ---------------------------------------------------------------------------------------------------
                                         LTV                                       LOAN AMOUNT
                      ----------------------------------------- ---------------------------------------------------------
                                                  LTV
FICO                  85% LTV  LTV      LTV      95.01-   LTV   $50K and $50.01- $75.01- $100.01- $600.01-  $750-
                      & below  85.01-90 90.01-95  100   100.01+  below     75K    100K    $600K     750K    900K   >$900K
------------          -------  -------- -------- ------ ------- -------- ------- ------- -------- --------  -----  ------
581 & Above            2.05%    1.58%    4.43%   91.60%   0.00%   51.26%  23.66%  14.25%  10.28%     0.00%  0.00%   0.21%
561 - 580              0.00%    0.00%    0.01%    0.11%   0.00%    0.08%   0.02%   0.02%   0.00%     0.00%  0.00%   0.00%
541 - 560              0.04%    0.00%    0.01%    0.01%   0.00%    0.06%   0.00%   0.00%   0.00%     0.00%  0.00%   0.00%
521 - 540              0.02%    0.01%    0.00%    0.00%   0.00%    0.03%   0.00%   0.00%   0.00%     0.00%  0.00%   0.00%
520 & Below            0.01%    0.00%    0.00%    0.13%   0.00%    0.09%   0.01%   0.04%   0.00%     0.00%  0.00%   0.00%
TOTAL:                 2.12%    1.59%    4.45%   91.84%   0.00%   51.51%  23.70%  14.31%  10.28%     0.00%  0.00%   0.21%

2. LTV                                                  PERCENTAGE OF AGGREGATE COLLATERAL
                      ---------------------------------------------------------------------------------------------------
                                         LTV                                         LOAN AMOUNT
                      ------------------------------------------ --------------------------------------------------------
                                                   LTV
LTV                   85% LTV    LTV      LTV     95.01-   LTV   $50K and $50.01- $75.01- $100.01-  $600.01- $750-
                      & below  85.01-90 90.01-95   100   100.01+  below     75K    100K    $600K     750K    900K  >$900K
---------------       -------  -------- --------  ------ ------- -------- ------- ------- -------- --------  ----- ------
80.00 & Below          1.74%    0.00%    0.00%     0.00%   0.00%    0.70%   0.13%   0.20%   0.51%     0.00%  0.00%  0.21%
80.01 - 85.00          0.38%    0.00%    0.00%     0.00%   0.00%    0.16%   0.03%   0.08%   0.11%     0.00%  0.00%  0.00%
85.01 - 90.00          0.00%    1.59%    0.00%     0.00%   0.00%    0.71%   0.32%   0.22%   0.34%     0.00%  0.00%  0.00%
90.01 - 95.00          0.00%    0.00%    4.45%     0.00%   0.00%    2.83%   0.94%   0.43%   0.26%     0.00%  0.00%  0.00%
95.01 - 100.00         0.00%    0.00%    0.00%    91.84%   0.00%   47.12%  22.28%  13.38%   9.07%     0.00%  0.00%  0.00%
TOTAL:                 2.12%    1.59%    4.45%    91.84%   0.00%   51.51%  23.70%  14.31%  10.28%     0.00%  0.00%  0.21%

3. DTI                                                   PERCENTAGE OF AGGREGATE COLLATERAL
                      --------------------------------------------------------------------------------------------------------
                                         LTV                                              LOAN AMOUNT
                      ------------------------------------------ -------------------------------------------------------------
                                                    LTV
DTI                   85% LTV    LTV      LTV     95.01-   LTV   $50K and  $50.01-  $75.01-  $100.01-  $600.01-  $750-
                      & below  85.01-90 90.01-95   100   100.01+  below      75K     100K     $600K     750K     900K   >$900K
----------------      -------  -------- --------  ------ ------- --------  -------  -------  -------- --------   -----  ------
<= 39.999              1.06%    0.59%    1.48%    29.18%   0.00%   19.56%    6.29%    3.43%    3.03%     0.00%   0.00%   0.00%
40.000 - 44.999        0.22%    0.48%    1.12%    25.33%   0.00%   12.85%    7.00%    4.48%    2.81%     0.00%   0.00%   0.00%
45.000 - 49.999        0.26%    0.50%    1.68%    32.10%   0.00%   16.58%    8.88%    5.28%    3.80%     0.00%   0.00%   0.00%
50.000 - 54.999        0.42%    0.02%    0.16%     4.73%   0.00%    2.36%    1.41%    0.96%    0.39%     0.00%   0.00%   0.21%
55.000 >=              0.16%    0.00%    0.01%     0.50%   0.00%    0.15%    0.12%    0.16%    0.25%     0.00%   0.00%   0.00%
TOTAL:                 2.12%    1.59%    4.45%    91.84%   0.00%   51.51%   23.70%   14.31%   10.28%     0.00%   0.00%   0.21%

4. OCCUPANCY TYPE                                        PERCENTAGE OF AGGREGATE COLLATERAL
                      ----------------------------------------------------------------------------------------------------------
                                         LTV                                            LOAN AMOUNT
                      -------------------------------------------  -------------------------------------------------------------
                                                   LTV
OCCUPANCY TYPE        85% LTV    LTV      LTV     95.01-    LTV    $50K and  $50.01-  $75.01-  $100.01-  $600.01-  $750-
                      & below  85.01-90 90.01-95   100    100.01+   below      75K     100K     $600K     750K     900K   >$900K
-------------------   -------  -------- --------  ------  -------  --------  -------  -------  -------- --------   -----  ------
Primary Residence      2.05%    1.13%    4.00%    91.74%    0.00%    50.63%   23.61%   14.27%    10.21%     0.00%  0.00%   0.21%
Investment Property    0.07%    0.45%    0.41%     0.09%    0.00%     0.83%    0.08%    0.03%     0.07%     0.00%  0.00%   0.00%
Second Home            0.00%    0.01%    0.04%     0.02%    0.00%     0.06%    0.01%    0.00%     0.00%     0.00%  0.00%   0.00%

5. WAC                                                  PERCENTAGE OF AGGREGATE COLLATERAL
                      ----------------------------------------------------------------------------------------------------------
                                         LTV                                          LOAN AMOUNT
                      ------------------------------------------  --------------------------------------------------------------
                                                   LTV
WAC                   85% LTV    LTV      LTV     95.01-   LTV    $50K and  $50.01-  $75.01-  $100.01-  $600.01-  $750-
                      & below  85.01-90 90.01-95   100   100.01+   below      75K     100K     $600K     750K     900K    >$900K
-----------------     -------  -------- --------  ------ -------  --------  -------  -------  -------- --------   -----   ------
<= 6.999               0.06%    0.00%    0.00%     0.10%   0.00%     0.12%    0.00%    0.02%     0.02%     0.00%  0.00%    0.00%
7.000 - 7.999          0.49%    0.02%    0.05%     0.67%   0.00%     0.43%    0.19%    0.17%     0.43%     0.00%  0.00%    0.00%
8.000 - 8.999          0.92%    0.46%    0.74%    15.82%   0.00%     7.77%    4.17%    3.27%     2.52%     0.00%  0.00%    0.21%
9.000 - 9.999          0.35%    0.60%    1.12%    26.80%   0.00%    11.76%    7.83%    5.29%     4.00%     0.00%  0.00%    0.00%
10.000 - 10.999        0.19%    0.25%    1.07%    29.81%   0.00%    17.74%    7.50%    3.88%     2.20%     0.00%  0.00%    0.00%
11.000 >=              0.11%    0.25%    1.46%    18.64%   0.00%    13.69%    4.00%    1.68%     1.10%     0.00%  0.00%    0.00%


1. FICO                                                    PERCENTAGE OF AGGREGATE COLLATERAL
                         ---------------------------------------------------------------------------------------------------
                                 DOCUMENTATION                INTEREST ONLY                       DTI             OTHER DATA
                         ---------------------------  --------------------------------- ------------------------  ----------
FICO                     Full Doc   Stated   Limited  2yr IO  3yr IO    5yr IO  10yr IO  DTI>45   DTI>   Wtd Avg  Not Owner
                                     Doc       Doc                                                 50      DTI    Occupied
-------------            --------   ------   -------  ------  ------    ------  -------  ------   -----  -------  ----------
581 & Above                49.83%   44.96%     4.59%   0.00%   0.00%     0.00%    0.00%  40.12%   5.40%   41.84%      1.08%
561 - 580                   0.11%    0.00%     0.01%   0.00%   0.00%     0.00%    0.00%   0.03%   0.01%   34.66%      0.00%
541 - 560                   0.05%    0.00%     0.00%   0.00%   0.00%     0.00%    0.00%   0.03%   0.02%   43.30%      0.01%
521 - 540                   0.02%    0.01%     0.00%   0.00%   0.00%     0.00%    0.00%   0.01%   0.01%   41.18%      0.00%
520 & Below                 0.09%    0.04%     0.00%   0.00%   0.00%     0.00%    0.00%   0.04%   0.01%   39.45%      0.00%
TOTAL:                     50.10%   45.02%     4.61%   0.00%   0.00%     0.00%    0.00%  40.23%   5.44%   41.83%      1.08%

2. LTV                                                     PERCENTAGE OF AGGREGATE COLLATERAL
                         ---------------------------------------------------------------------------------------------------
                                 DOCUMENTATION                INTEREST ONLY                       DTI             OTHER DATA
                         ---------------------------  --------------------------------- ------------------------  ----------
LTV                      Full Doc   Stated   Limited  2yr IO  3yr IO    5yr IO  10yr IO  DTI>45   DTI>   Wtd Avg  Not Owner
                                     Doc       Doc                                                 50      DTI    Occupied
-----------------        --------   ------   -------  ------  ------    ------  -------  ------   -----  -------  ----------
80.00 & Below               1.31%     0.18%    0.00%   0.00%   0.00%     0.00%    0.00%   0.72%  0.53%    42.38%      0.01%
80.01 - 85.00               0.21%     0.14%    0.03%   0.00%   0.00%     0.00%    0.00%   0.12%  0.00%    38.92%      0.06%
85.01 - 90.00               0.58%     0.94%    0.07%   0.00%   0.00%     0.00%    0.00%   0.52%  0.02%    39.44%      0.46%
90.01 - 95.00               2.10%     2.17%    0.17%   0.00%   0.00%     0.00%    0.00%   1.82%  0.15%    41.31%      0.45%
95.01 - 100.00             45.91%    41.59%    4.34%   0.00%   0.00%     0.00%    0.00%  37.05%  4.74%    41.90%      0.11%
TOTAL:                     50.10%    45.02%    4.61%   0.00%   0.00%     0.00%    0.00%  40.23%  5.44%    41.83%      1.08%

3. DTI                                                     PERCENTAGE OF AGGREGATE COLLATERAL
                         ---------------------------------------------------------------------------------------------------
                                 DOCUMENTATION                INTEREST ONLY                       DTI             OTHER DATA
                         ---------------------------  --------------------------------- ------------------------  ----------
DTI                      Full Doc   Stated   Limited  2yr IO  3yr IO    5yr IO  10yr IO  DTI>45   DTI>   Wtd Avg  Not Owner
                                     Doc       Doc                                                 50      DTI    Occupied
-----------------        --------   ------   -------  ------  ------    ------  -------  ------   -----  -------  ----------
<= 39.999                 16.32%    13.58%     2.13%   0.00%   0.00%     0.00%    0.00%   0.00%   0.00%   32.81%      0.36%
40.000 - 44.999           11.54%    14.47%     1.12%   0.00%   0.00%     0.00%    0.00%   0.00%   0.00%   42.64%      0.33%
45.000 - 49.999           17.54%    15.76%     1.24%   0.00%   0.00%     0.00%    0.00%  34.22%   0.00%   47.75%      0.34%
50.000 - 54.999            4.23%     1.01%     0.11%   0.00%   0.00%     0.00%    0.00%   5.34%   4.76%   51.65%      0.05%
55.000 >=                  0.48%     0.19%     0.01%   0.00%   0.00%     0.00%    0.00%   0.68%   0.68%   56.90%      0.00%
TOTAL:                    50.10%    45.02%     4.61%   0.00%   0.00%     0.00%    0.00%  40.23%   5.44%   41.83%      1.08%


4. OCCUPANCY TYPE                                          PERCENTAGE OF AGGREGATE COLLATERAL
                         ---------------------------------------------------------------------------------------------------
                                 DOCUMENTATION                INTEREST ONLY                       DTI             OTHER DATA
                         ---------------------------  --------------------------------- ------------------------  ----------
OCCUPANCY TYPE           Full Doc   Stated   Limited  2yr IO  3yr IO    5yr IO  10yr IO  DTI>45   DTI>   Wtd Avg  Not Owner
                                     Doc       Doc                                                 50      DTI    Occupied
---------------------    --------   ------   -------  ------  ------    ------  -------  ------   -----  -------  ----------
Primary Residence          49.52%   44.58%     4.54%   0.00%   0.00%     0.00%    0.00%  39.85%   5.39%   41.85%      0.00%
Investment Property         0.53%    0.42%     0.06%   0.00%   0.00%     0.00%    0.00%   0.36%   0.05%   40.11%      1.02%
Second Home                 0.05%    0.02%     0.00%   0.00%   0.00%     0.00%    0.00%   0.03%   0.00%   40.08%      0.07%

5. WAC                                                     PERCENTAGE OF AGGREGATE COLLATERAL
                         ---------------------------------------------------------------------------------------------------
                                 DOCUMENTATION                INTEREST ONLY                       DTI             OTHER DATA
                         ---------------------------  --------------------------------- ------------------------  ----------
WAC                      Full Doc   Stated   Limited  2yr IO  3yr IO    5yr IO  10yr IO  DTI>45   DTI>   Wtd Avg  Not Owner
                                     Doc       Doc                                                 50      DTI    Occupied
-----------------        --------   ------   -------  ------  ------    ------  -------  ------   -----  -------  ----------
<= 6.999                    0.13%    0.03%     0.00%   0.00%   0.00%     0.00%    0.00%   0.05%   0.00%   38.58%      0.00%
7.000 - 7.999               1.07%    0.05%     0.03%   0.00%   0.00%     0.00%    0.00%   0.38%   0.14%   40.26%      0.00%
8.000 - 8.999              11.27%    6.05%     0.47%   0.00%   0.00%     0.00%    0.00%   8.22%   1.57%   42.84%      0.38%
9.000 - 9.999              14.82%   12.91%     1.11%   0.00%   0.00%     0.00%    0.00%  11.20%   1.24%   41.57%      0.39%
10.000 - 10.999            14.15%   16.10%     1.08%   0.00%   0.00%     0.00%    0.00%  11.89%   1.65%   41.79%      0.11%
11.000 >=                   8.67%    9.88%     1.91%   0.00%   0.00%     0.00%    0.00%   8.49%   0.84%   41.48%      0.20%

6. IO TYPE                                                                                 PERCENTAGE OF AGGREGATE COLLATERAL
                                                                                   -----------------------------------------------
                                                                                                        FICO
                                                                                   -----------------------------------------------
IO TYPE                Loan     $ Avge Loan  % of      Agg $ Balance       WAC     520 and   521-540   541-560   561-580   581 and
                       Count       Amount    Pool                                   below                                   above
-------------          ------   -----------  ------   --------------    --------   -------   -------   -------   -------   --------
0                          0                 0.00                  -
2 Yr IO                    0                 0.00                  -
3 Yr IO                    0                 0.00                  -
5 Yr IO                    0                 0.00                  -
10 Yr IO                   0                 0.00                  -

7. DOCTYPE                                                                                 PERCENTAGE OF AGGREGATE COLLATERAL
                                                                                   -----------------------------------------------
                                                                                                        FICO
                                                                                   -----------------------------------------------

DOCTYPE                Loan     $ Avge Loan  % of      Agg $ Balance       WAC     520 and   521-540   541-560   561-580   581 and
                       Count       Amount    Pool                                   below                                   above
--------------         ------   -----------  ------   --------------    --------   -------   -------   -------   -------   --------
Stated doc             4,971      45,386.64  47.70    225,617,002.60    10.42792     0.04%     0.01%     0.00%     0.00%     47.64%
Full doc               6,353      37,305.51  50.10    237,001,893.95     9.93967     0.09%     0.02%     0.05%     0.11%     49.83%
Limited                  173      52,639.28   1.93      9,106,595.17     9.72931     0.00%     0.00%     0.00%     0.01%      1.91%
No Doc                    20      65,164.83   0.28      1,303,296.53     8.20150     0.00%     0.00%     0.00%     0.00%      0.28%

8. OTHERS                                                                                  PERCENTAGE OF AGGREGATE COLLATERAL
                                                                                   -----------------------------------------------
                                                                                                        FICO
                                                                                   -----------------------------------------------

OTHERS                 Loan     $ Avge Loan  % of      Agg $ Balance       WAC     520 and   521-540   541-560   561-580   581 and
                       Count       Amount    Pool                                   below                                   above
--------------------   ------   -----------  ------   --------------    --------   -------   -------   -------   -------   --------
Manufactured Housing        0
2nd Lien               11,517     41,072.22  100.00   473,028,788.25    10.16370     0.14%     0.03%     0.06%     0.12%     99.66%
< 100K                 11,132     38,036.17   89.51   423,418,632.85    10.22033     0.14%     0.03%     0.06%     0.12%     89.17%
> 650K                      1    978,143.79    0.21       978,143.79     8.50000     0.00%     0.00%     0.00%     0.00%      0.21%
Ohio                      408     26,302.03    2.27    10,731,228.99    10.72591     0.00%     0.00%     0.00%     0.00%      2.27%
Nevada                    246     53,380.66    2.78    13,131,642.11    10.16624     0.01%     0.00%     0.00%     0.00%      2.77%
North CA                  845     70,779.34   12.64    59,808,539.86     9.80593     0.01%     0.00%     0.00%     0.00%     12.63%
South CA                1,148     69,201.60   16.79    79,443,436.31     9.86212     0.00%     0.00%     0.01%     0.03%     16.76%
Top 10 Loans               10    352,527.33    0.75     3,525,273.30     8.82667     0.00%     0.00%     0.00%     0.00%      0.75%


9. CREDIT GRADES                                                                           PERCENTAGE OF AGGREGATE COLLATERAL
                                                                                   -----------------------------------------------
                                                                                                        FICO
                                                                                   -----------------------------------------------

CREDIT GRADES please   Loan     $ Avge Loan  % of     Agg $ Balance       WAC      520 and   521-540   541-560   561-580   581 and
use Relevant Credit    Count       Amount    Pool                                   below                                   above
Grades of Originator
--------------------  ------    -----------  ----     -------------     -------    -------   -------   -------   -------   -------
A
B
C
D


6. IO TYPE                                              PERCENTAGE OF AGGREGATE COLLATERAL
                      ---------------------------------------------------------------------------------------------------------
                                          LTV                                                     LOAN AMOUNT
                      ---------------------------------------------  -----------------------------------------------------
                                                     LTV
IO TYPE               85% LTV     LTV       LTV     95.01-    LTV    $50K and   $50.01-  $75.01-  $100.01- $600.01-  $750-
                      & below   85.01-90  90.01-95   100    100.01+   below       75K     100K     $600K     750K    900K    >$900K
---------------       -------   --------  --------  ------  -------  --------   -------  -------  -------- --------  -----   ------
0
2 Yr IO
3 Yr IO
5 Yr IO
10 Yr IO

7. DOCTYPE                                              PERCENTAGE OF AGGREGATE COLLATERAL
                      -------------------------------------------------------------------------------------------------------------
                                          LTV                                                    LOAN AMOUNT
                      ---------------------------------------------  --------------------------------------------------------------
                                                      LTV
DOCTYPE               85% LTV     LTV       LTV      95.01-   LTV    $50K and   $50.01- $75.01-  $100.01-  $600.01-  $750-
                      & below   85.01-90  90.01-95    100   100.01+   below       75K    100K     $600K      750K    900K    >$900K
----------------      -------   --------  --------  ------  -------  --------   ------- -------  --------  --------  -----   ------
Stated doc              0.31%      0.97%     2.26%   44.16%   0.00%    20.34%    12.79%   9.18%     5.38%    0.00%   0.00%    0.00%
Full doc                1.52%      0.58%     2.10%   45.91%   0.00%    30.41%    10.43%   4.72%     4.34%    0.00%   0.00%    0.21%
Limited                 0.03%      0.04%     0.08%    1.78%   0.00%     0.70%     0.44%   0.36%     0.42%    0.00%   0.00%    0.00%
No Doc                  0.26%      0.00%     0.01%    0.00%   0.00%     0.06%     0.04%   0.04%     0.14%    0.00%   0.00%    0.00%

8. OTHERS                                               PERCENTAGE OF AGGREGATE COLLATERAL
                      -------------------------------------------------------------------------------------------------------------
                                          LTV                                                    LOAN AMOUNT
                      ---------------------------------------------  --------------------------------------------------------------
                                                      LTV
OTHERS                85% LTV     LTV       LTV      95.01-   LTV    $50K and   $50.01-  $75.01- $100.01-  $600.01-  $750-
                      & below   85.01-90  90.01-95    100   100.01+   below       75K     100K    $600K     750K     900K    >$900K
------------------    -------   --------  --------  ------  -------  --------   -------  ------- --------  --------  -----   ------
Manufactured Housing
2nd Lien                2.12%      1.59%     4.45%   91.84%   0.00%    51.51%    23.70%   14.31%   10.28%    0.00%   0.00%    0.21%
< 100K                  1.30%      1.25%     4.19%   82.77%   0.00%    51.51%    23.70%   14.31%    0.00%    0.00%   0.00%    0.00%
> 650K                  0.21%      0.00%     0.00%    0.00%   0.00%     0.00%     0.00%    0.00%    0.00%    0.00%   0.00%    0.21%
Ohio                    0.00%      0.00%     0.10%    2.17%   0.00%     1.98%     0.22%    0.07%    0.00%    0.00%   0.00%    0.00%
Nevada                  0.01%      0.05%     0.08%    2.64%   0.00%     1.08%     0.83%    0.44%    0.43%    0.00%   0.00%    0.00%
North CA                0.11%      0.33%     0.58%   11.63%   0.00%     1.65%     4.38%    3.21%    3.40%    0.00%   0.00%    0.00%
South CA                0.17%      0.41%     0.64%   15.57%   0.00%     2.43%     5.42%    5.67%    3.28%    0.00%   0.00%    0.00%
Top 10 Loans            0.47%      0.09%     0.00%    0.18%   0.00%     0.00%     0.00%    0.00%    0.54%    0.00%   0.00%    0.21%


9. CREDIT GRADES                                        PERCENTAGE OF AGGREGATE COLLATERAL
                      -------------------------------------------------------------------------------------------------------------
                                          LTV                                                     LOAN AMOUNT
                      ---------------------------------------------  --------------------------------------------------------------
                                                      LTV
CREDIT GRADES please  85% LTV     LTV       LTV      95.01-   LTV    $50K and   $50.01-  $75.01-  $100.01-  $600.01-   $750-
use Relevant Credit   & below   85.01-90  90.01-95    100   100.01+   below       75K     100K     $600K      750K     900K  >$900K
Grades of Originator
--------------------  -------   --------  --------  ------  -------  --------   -------  ------- --------  --------  -----   ------
A
B
C
D


6. IO TYPE                                              PERCENTAGE OF AGGREGATE COLLATERAL
                        --------------------------------------------------------------------------------------------------
                             DOCUMENTATION                   INTEREST ONLY                     DTI             OTHER DATA
                        --------------------------  ---------------------------------  ----------------------  -----------

IO TYPE                 Full Doc   Stated  Limited  2yr IO  3yr IO    5yr IO  10yr IO  DTI>45  DTI>  Wtd Avg   Not Owner
                                   Doc     Doc                                                  50     DTI     Occupied
------------            --------   ------  -------  ------  ------    ------  -------  ------   ---- -------   ----------
0
2 Yr IO
3 Yr IO
5 Yr IO
10 Yr IO

7. DOCTYPE                                              PERCENTAGE OF AGGREGATE COLLATERAL
                        --------------------------------------------------------------------------------------------------
                             DOCUMENTATION                   INTEREST ONLY                     DTI             OTHER DATA
                        --------------------------  ---------------------------------  ----------------------  -----------

DOCTYPE                 Full Doc   Stated  Limited  2yr IO  3yr IO    5yr IO  10yr IO  DTI>45   DTI>  Wtd Avg   Not Owner
                                    Doc      Doc                                                 50     DTI     Occupied
------------            --------   ------  -------  ------  ------    ------  -------  ------   ----  -------   ----------
Stated doc                 0.00%   45.02%    2.68%   0.00%   0.00%     0.00%    0.00%  17.57%   1.02%   41.96%      0.44%
Full doc                  50.10%    0.00%    0.00%   0.00%   0.00%     0.00%    0.00%  22.15%   4.35%   41.94%      0.58%
Limited                    0.00%    0.00%    1.93%   0.00%   0.00%     0.00%    0.00%   0.52%   0.07%   36.05%      0.06%
No Doc                     0.00%    0.00%    0.00%   0.00%   0.00%     0.00%    0.00%   0.00%   0.00%   35.38%      0.00%

8. OTHERS                                               PERCENTAGE OF AGGREGATE COLLATERAL
                        --------------------------------------------------------------------------------------------------
                             DOCUMENTATION                   INTEREST ONLY                     DTI             OTHER DATA
                        --------------------------  ---------------------------------  ----------------------  -----------

OTHERS                  Full Doc   Stated  Limited  2yr IO  3yr IO    5yr IO  10yr IO  DTI>45   DTI>  Wtd Avg   Not Owner
                                    Doc      Doc                                                 50     DTI     Occupied
---------------------   --------   ------  -------  ------  ------    ------  -------  ------   ----  -------   ----------
Manufactured Housing
2nd Lien                  50.10%   45.02%    4.61%   0.00%   0.00%     0.00%    0.00%  40.23%   5.44%   41.83%      1.08%
< 100K                    45.56%   39.90%    3.92%   0.00%   0.00%     0.00%    0.00%  35.62%   4.64%   41.73%      1.01%
> 650K                     0.21%    0.00%    0.00%   0.00%   0.00%     0.00%    0.00%   0.21%   0.21%   51.00%      0.00%
Ohio                       1.23%    0.91%    0.13%   0.00%   0.00%     0.00%    0.00%   0.81%   0.08%   40.13%      0.01%
Nevada                     1.18%    1.48%    0.12%   0.00%   0.00%     0.00%    0.00%   1.11%   0.11%   42.41%      0.02%
North CA                   5.36%    7.01%    0.27%   0.00%   0.00%     0.00%    0.00%   5.24%   0.76%   42.72%      0.09%
South CA                   5.30%   10.90%    0.59%   0.00%   0.00%     0.00%    0.00%   7.49%   0.85%   42.98%      0.26%
Top 10 Loans               0.53%    0.09%    0.04%   0.00%   0.00%     0.00%    0.00%   0.47%   0.33%   46.16%      0.04%


9. CREDIT GRADES                                        PERCENTAGE OF AGGREGATE COLLATERAL
                        --------------------------------------------------------------------------------------------------
                             DOCUMENTATION                   INTEREST ONLY                     DTI             OTHER DATA
                        --------------------------  ---------------------------------  ----------------------  -----------

CREDIT GRADES please
use Relevant Credit     Full Doc   Stated  Limited  2yr IO  3yr IO    5yr IO  10yr IO  DTI>45   DTI>  Wtd Avg   Not Owner
Grades of Originator                Doc      Doc                                                 50     DTI     Occupied
--------------------    --------   ------  -------  ------  ------    ------  -------  ------   ----  -------   ----------
A
B
C
D


10. TOP 10 MSAS
                      Loan     $ Avge Loan  % of      Agg $ Balance       WAC      Wtd Avg   Wtd AVg
                      Count       Amount    Pool                                     LTV      FICO
TOP 10 MSA
-----------------     -----    -----------  ----      --------------    --------   -------   -------
Las Vegas , NV          154      53,151.05  1.73       8,185,261.12     10.07816     99.55       666
Chicago , IL            181      44,361.81  1.70       8,029,487.27     10.43287     99.35       667
Phoenix , AZ            191      31,359.10  1.27       5,989,587.90     10.65497     99.47       647
Sacramento , CA         107      53,096.11  1.20       5,681,283.25     10.23178     99.26       661
Houston , TX            146      38,510.76  1.19       5,622,571.15      9.27369     79.81       659
San Jose , CA            55      92,820.57  1.08       5,105,131.26      9.76566     99.47       668
San Diego , CA           54      83,858.66  0.96       4,528,367.78      9.87529     98.89       672
Los Angeles , CA         53      70,637.58  0.79       3,743,791.66      9.85621     99.18       679
Miami , FL               82      45,435.06  0.79       3,725,675.08     10.32366     99.64       657
Tucson , AZ              89      29,903.42  0.56       2,661,404.61     10.46849     99.73       647